UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020 (April 10, 2020)

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 10, 2020, Summit Midstream Partners, LP (“SMLP”) received a formal notice from the New York Stock Exchange (“NYSE”) indicating noncompliance with the continued listing standard set forth in Rule 802.01C of the NYSE Listed Company Manual because the average closing price of SMLP’s common units had fallen below $1.00 per unit over a period of 30 consecutive trading days, which is the minimum average unit price for continued listing on the NYSE.

SMLP has six months following the receipt of the formal noncompliance notice to cure the deficiency and regain compliance. During this period, SMLP’s common units will continue trading on the NYSE under its existing ticker symbol, with the addition of a suffix indicating the "below criteria" status of its common units, as "SMLP.BC."

SMLP intends to regain compliance with the NYSE listing standards by pursuing measures that are in the best interests of SMLP and its unitholders, including: (i) enhanced capital discipline and operating margins, including a planned 30% reduction in 2020 capital expenditures and ongoing implementation of expense savings initiatives; (ii) debt reduction through capital market transactions and asset sales; and potentially (iii) consummation of a reverse unit split, subject to approval from SMLP’s board of directors.

As required by the NYSE, SMLP intends to respond to the NYSE within ten business days with respect to its intent to cure the deficiency. SMLP can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period, its common units have a closing unit price of at least $1.00 and an average closing unit price of at least $1.00 over the 30 consecutive trading-day period ending on the last trading day of that month. If SMLP is unable to regain compliance, the NYSE will initiate procedures to suspend and delist SMLP’s common units.

The notification from the NYSE does not affect SMLP’s ongoing business operations or its Securities and Exchange Commission reporting requirements and does not conflict with or cause an event of default under any of SMLP’s material debt agreements.

Item 7.01 Regulation FD Disclosure.

On April 16, 2020, SMLP issued a press release announcing the receipt of the notice of noncompliance from the NYSE, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Act of 1933, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 16, 2020
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	April 16, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

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